CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the annual Report of IQSTEL Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “Report”), I, Leandro Iglesias, Chief Executive Officer of the Company, and I, Alvaro Cardona, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

By:/s/ Leandro Iglesias

Name:Leandro Iglesias

Title:Chief Executive Officer

Date:April 10, 2019

By:/s/ Alvaro Cardona

Name:Alvaro Cardona

Title:Chief Financial Officer

Date:April 10, 2019

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley